UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2018 (March 26, 2018)

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor	10171
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2018, John Brantl, a director of Genco Shipping & Trading Limited (the “Company”), notified the Company that he intended to resign from its Board of Directors on a date to be determined in the near future.  Mr. Brantl stated that his departure did not reflect any disagreement with the Company.  Under the terms of a Purchase Agreement effective as of October 4, 2016 that the Company entered into with funds or related entities managed by Strategic Value Partners LLC or its affiliates (“SVP”), SVP has the right to designate an individual to replace Mr. Brantl on the Board of Directors.  SVP has indicated that it intends to designate Daniel Han to replace Mr. Brantl on the Company’s Board of Directors.

Mr. Han, age 39, is a Managing Director and Co-Head of the North American investment team of Strategic Value Partners LLC, which he joined in 2014.  From 2002 to 2014, Mr. Han was with Wellspring Capital Management, most recently as a Principal and a member of Wellspring’s Investment Committee.  From 2000 to 2002, Mr. Han was an Investment Banking Analyst in the Mergers and Acquisitions Group at J.P. Morgan.  Mr. Han received a bachelor of science degree from the University of Virginia McIntire School of Commerce with a concentration in Finance in 2000.  Mr. Han is on the Board of Directors of SH-130 Holdings, LLC, and OHB Holdings LLC (Orleans Homebuilders), and was formerly on the Board of Directors at Aromair Fine Fragrance Company Inc. (formerly the US division of Jeyes), Dave & Buster’s, Inc., GSE Holdings, Inc. (GSE Environmental), JW Aluminum, Inc., Resco Products Inc., and Patriot Container Corp. (Wastequip).

Mr. Han has not been a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: March 29, 2018

/s/ Apostolos Zafolias
Apostolos Zafolias
Chief Financial Officer